UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Guideline, Inc.

(Name of Registrant as Specified in Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GUIDELINE, INC.

Notice of Annual Meeting of Shareholders
To Be Held June 9, 2006

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of the Shareholders, and any adjournments or postponements thereof (the “Meeting”), of Guideline, Inc. (the “Company”), which will be held on June 9, 2006 at 10:00 A.M., local time, at 625 Avenue of the Americas, New York, New York 10011, for the following purposes:

1.	To elect six (6) directors to serve on the Board of Directors until the next annual meeting of Shareholders or until their successors are duly elected and qualified (Proposal 1);

2.
To ratify and approve an amendment to the Company’s 2003 Stock Incentive Plan (the “2003 Plan”) to increase the number of authorized shares under the 2003 Plan to 2,750,000 shares of the Company’s common stock, par value $.0001 per share (Proposal 2); and

3.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006 (Proposal 3);

4.	To transact such other business as may properly be brought before the Meeting, including proposals to adjourn or postpone the Meeting.

Shareholders of record at the close of business on May 4, 2006 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the fiscal year ended December 31, 2005 is being mailed to Shareholders along with the enclosed Proxy Statement.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Meeting. Submitting the enclosed form of proxy will appoint David Walke and Peter Stone as your proxies. You may submit your proxy by mail. You may revoke your proxy and vote in person if you decide to attend the Meeting. For instructions, please refer to page 2 of the Proxy Statement or the proxy card.

By order of the Board of Directors

By:	/s/ David Walke
David Walke, Chairman of the Board and Chief Executive Officer

By:	/s/ Peter Stone
Peter Stone, Chief Financial Officer and Secretary

May 10, 2006

GUIDELINE, INC.
625 Avenue of the Americas
New York, New York 10011

____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

June 9, 2006

INTRODUCTION

PROXY SOLICITATION AND GENERAL INFORMATION

This Proxy Statement and the enclosed form of proxy (the “Proxy Card”) are being furnished to the holders of capital stock (the “Shareholders”), of Guideline, Inc., a New York corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of the Company for use at the Annual Meeting of Shareholders to be held on Friday, June 9, 2006 at 625 Avenue of the Americas, New York, New York 10011, the Company’s principal executive offices, at 10:00 A.M., local time, and at any adjournment or postponement thereof (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to our Shareholders on or about May 10, 2006. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report shall not be deemed to be a part of this Proxy Statement.

At the Meeting, our Shareholders will be asked:

1.	To elect six (6) directors to serve on the Board of Directors until the next annual meeting of Shareholders or until their successors are duly elected and qualified (Proposal 1);

2.
To ratify and approve an amendment to the Company’s 2003 Stock Incentive Plan (the “2003 Plan”) to increase the number of authorized shares under the 2003 Plan to 2,750,000 shares of the Company’s common stock, par value $.0001 per share (Proposal 2); and

3.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006 (Proposal 3);

4.	To transact such other business as may properly be brought before the Meeting.

The Board of Directors has fixed the close of business on May 4, 2006 as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Meeting. Each holder of common stock of the Company (the “Common Stock”) as of the Record Date shall be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. Each holder of the Series A Preferred Stock of the Company (the “Series A Preferred Stock”) shall be entitled to one vote for each share of Common Stock into which such holder’s shares of Series A Preferred Stock are convertible, and such holder of Series A Preferred Stock shall be entitled to vote on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

Proxies and Voting

Common Stock and Series A Preferred Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal 1), FOR the approval of the amendment to the 2003 Plan to increase the number of authorized shares under the 2003 Plan to 2,750,000 shares of Common Stock (Proposal 2), and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006 (Proposal 3).

Voting

Our Shareholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope.

Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms from their bank, broker or other agent. Beneficial owners may also be able to vote by telephone or the Internet. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

The method of voting used will not limit a Shareholder's right to attend the Meeting.

Revocation of Proxy

A Shareholder who so desires may revoke his proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company (attention: Secretary); (ii) delivering a proxy that is dated later; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Beneficial owners who hold their stock in street name cannot revoke their proxies in person at the Meeting because the Shareholders of record who have the right to cast the votes will not be present. If a beneficial owner who holds its stock in street name wishes to change its vote after returning voting instructions, such beneficial owner should contact its bank, broker or other agent before the Meeting to determine whether it can do so.

Record Date; Shares Outstanding and Entitled To Vote

Only Shareholders as of the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. As of April 4, 2006, there were 20,456,254 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote, and 333,333 shares of common stock issuable upon conversion of 333,333 outstanding shares of Series A Preferred Stock. Each share of Series A Preferred Stock entitles the holder to one vote for each share of Common Stock into which it is convertible. Accordingly, as of April 4, 2006, the total number of votes which may be cast at the meeting is 20,789,587.

Quorum; Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of stock entitled to vote constitutes a quorum for this Meeting.

The affirmative vote of a plurality of the votes cast in person or represented by proxy and entitled to vote is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote is necessary for the proposal to approve the amendment to the 2003 Plan to increase the number of shares authorized thereunder (Proposal 2) and for the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006 (Proposal 3). Under the laws of the State of New York, the Company’s state of incorporation, “votes cast” at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions, broker non-votes and withheld votes will not be considered “votes cast” based on current state law requirements and the Company’s Certificate of Incorporation and Bylaws.

Votes at the Meeting will be tabulated by an inspector of elections appointed by the Company or the Company's transfer agent. Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered “broker non-votes,” and will be counted for purposes of determining whether there is a quorum.

Proxy Solicitation

The Company will bear the costs of the solicitation of proxies for the Meeting. Directors, officers and employees of the Company may solicit proxies from Shareholders by mail, telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

List of Shareholders

In accordance with New York law, a list of Shareholders as of the Record Date, certified by a responsible corporate officer or our transfer agent, will be available at the Meeting.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE SHAREHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO DELIVER A PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE DELIVER YOUR PROXY PROMPTLY.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 4, 2006, certain information regarding the beneficial ownership of the outstanding Common Stock and Series A Preferred Stock by: (i) each person who is known to us to own 5% or more of the Company’s Common Stock and Series A Preferred Stock (the holdings of certain unrelated entities listed below are generally based on shareholdings disclosed in their public filings with the Securities and Exchange Commission (the “SEC”)), (ii) each of our current directors and nominees for the Board of Directors, (iii) each Named Executive Officer (as defined below) set forth in the Summary Compensation Table below, and (iv) all of our current executive officers and directors as a group. Unless otherwise indicated, each of the shareholders shown in the table below is known to us to have sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o GUIDELINE, INC., 625 Avenue of the Americas, New York, New York 10011.

	COMMON STOCK		SERIES A PREFERRED STOCK
Name and Address	Shares (1)	Percent (19)	Shares (1)(2)	Percent (20)
Petra Mezzanine Fund, L.P. (3) 172 Second Ave. North, Suite 112 Nashville, TN 37201	745,000	3.5%	333,333	100.0%
Austin W. Marxe and David M. Greenhouse (4) 153 E. 53rd Street 55th Floor New York, NY 10022	4,366,132	20.2%
Performance Capital (5) 767 Third Avenue New York, NY 10017	1,432,810	6.9%
Wynnefield Partners (6) c/o Small Cap Value LP 450 Seventh Avenue, Suite 509 New York, NY 10123	1,845,518	9.0%
Zesiger Capital Group LLC (7)	1,901,000	9.0%
David Walke (8)	2,344,293	11.1%
Martin Franklin (9)	2,000,292	9.7%

Andrew P. Garvin (10)	675,499	3.3%
Warren Struhl (11) 1100 Valley Brook Avenue Lyndhurst, NJ 07071	221,250	1.1%
Denise Shapiro (12)	45,000	*
Brian Ruder (13)	25,000	*
Regina Paolillo (14)	17,500	*
Peter Stone (15)	95,000	*
Marc Litvinoff (16)	200,000	1.0%
Scott A. Gerard (17)	24,000	*
All directors and executive officers as a group (9 persons) (18)	3,647,542	17.1%
_______________

* Less than 1%

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

(2)	Each share of Series A Preferred Stock entitles the holder to one vote for each share of Common Stock into which it is convertible.

(3)
As of April 4, 2006, the Common Stock beneficially owned by Petra Mezzanine Fund, L.P. (“Petra”) consists of 745,000 shares of Common Stock issuable upon exercise of warrants; and 333,333 shares of Common Stock issuable upon conversion of 333,333 shares of the Series A Preferred Stock. Excluded are 79,999 shares of Common Stock issuable to Petra upon conversion of up to an additional 79,999 shares of the Company’s convertible preferred stock that may be issued to Petra as dividends on their shares of convertible preferred stock.

(4)
Austin W. Marxe (Marxe) and David M. Greenhouse (Greenhouse) share voting and investment control over all securities owned by Special Situations Fund III QP, L.P. (QP), Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P. (Cayman) and Special Situations Private Equity Fund, LP (PE), respectively. 1,610,695 shares of Common Stock are held by QP, 141,187 shares of Common Stock are held by Special Situations Fund III, L.P., 587,900 shares of Common Stock are held by Cayman and 915,200 shares of Common Stock are held by PE. 551,645 Warrants are held by QP, 48,355 Warrants are held by Special Situations Fund III, L.P., 200,000 Warrants are held by Cayman and 311,150 Warrants are held by PE. The principal business office for Marxe and Greenhouse is 153 East 53rd Street, 55th Floor, New York, New York 10022.

(5)
Includes 569,204 shares owned by Performance Capital LP and 438,436 shares owned by Performance Capital II LP. Includes 425,170 shares issuable under outstanding warrants. Each of Performance Capital LP and Performance Capital II LP disclaims beneficial ownership of the reported securities except to the extent of each of their respective pecuniary interests therein. The information disclosed above regarding Performance Capital LP and Performance Capital II LP is based solely on the Schedule 13G filed with the SEC on July 14, 2003. The principal business office for Performance Capital LP and Performance Capital II LP is 767 Third Avenue, New York, NY 10017.

(6)
Includes 504,325 shares owned by Wynnefield Partners Small Cap Value, LP, 643,425 shares owned by Wynnefield Partners Small Cap Value, L.P. I, 602,768 shares owned by Wynnefield Small Cap Value Offshore Fund, Ltd., and 95,000 shares owned by Channel Partnership II, L.P., inclusive of 85,034 shares issuable under outstanding warrants. The information disclosed above regarding Wynnefield Partners is based solely on the Schedule 13G filed by certain affiliates of Wynnefield Partners with the SEC on February 14, 2006. The principal business office for Wynnefield Partners and its affiliates referenced above is 450 Seventh Avenue, Suite 509, New York, New York 10123.

(7)
The principal business office of Zesiger Capital Group LLC (“ZCG”) is 320 Park Avenue, 30th Floor, New York, New York 10022. The information disclosed above regarding ZCG is based solely on Amendment No. 1 to Schedule 13G filed by ZCG with the SEC on February 16, 2006 in which ZCG disclaimed beneficial ownership of the shares referenced above.

(8)
Includes 211,111 shares of common stock issuable under outstanding warrants, held in the name of Walke Associates, Inc., and 390,000 shares issuable under outstanding options. Each of David Walke and Walke Associates, Inc. disclaims beneficial ownership of the shares owned by the other.

(9)
Includes 1,154,181 and 630,000 shares of common stock beneficially owned by Marlin Equities, LLC and Martin Franklin, respectively; 211,111 shares of common stock issuable under outstanding warrants held in the name of Marlin Equities, LLC; and 5,000 shares issuable under outstanding options. The principal business office for Marlin Equities, LLC is 555 Theodore Fremd Avenue, Suite B-302, Rye, New York 10580.

(10)	Includes 5,000 shares issuable under outstanding options.

(11)	Includes 156,250 shares of common stock held in the name of Warren Struhl Family Partnership, and includes 65,000 shares issuable under outstanding options.

(12)	Represents 45,000 shares issuable under outstanding options.

(13)	Represents 25,000 shares issuable under outstanding options.

(14)	Represents 17,500 shares issuable under outstanding options.

(15)	Represents 95,000 shares issuable under outstanding options.

(16)	Includes 30,000 shares issuable under outstanding options.

(17)	Represents 24,000 shares issuable under outstanding options.

(18)	Includes 696,500 and 211,111 shares issuable under outstanding options and warrants, respectively.

(19)	Percent is based on 20,456,254 shares of common stock outstanding as of April 4, 2006.

(20)	Percent is based on 333,333 shares of convertible preferred stock outstanding as of April 4, 2006.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Certificate of Incorporation and Bylaws provide that the number of directors on the Board of Directors shall be determined by the Board of Directors. Effective at the time and for the purposes of the Meeting, the number of directors of the Company, as fixed by the Board of Directors, is seven. Our directors are elected annually at the Annual Meeting of Shareholders. Our directors’ respective terms of office continue until the next Annual Meeting of Shareholders and until their successors have been elected and duly qualified in accordance with our Bylaws. On December 20, 2005, Martin Franklin resigned from the Board of Directors creating a vacancy which has yet to be filled. This vacancy can be filled at any time by a majority of the whole Board of Directors. From time to time the Board of Directors considers potential candidates to fill director vacancies or succeed retiring directors. However, the Board of Directors currently does not have any candidates under active consideration from the director vacancy.

Unless otherwise specified, each proxy received will be voted for the election of the seven nominees named below to serve until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws. There are no family relationships among any of our directors or executive officers.

The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such persons:

NAME	AGE	POSITION

David Walke	51	Chairman of the Board and Chief Executive Officer
Andrew P. Garvin	60	Founder and Director
Warren Struhl	44	Director
Denise Shapiro	52	Director
Brian Ruder	52	Director
Regina Paolillo	47	Director

Mr. Walke has been Chief Executive Officer of the Company since November 21, 2001, a director of the Company since December 5, 2001, and Chairman of the Board of Directors of the Company since April 27, 2005. Mr. Walke was the co-founder and CEO of Morgen-Walke Associates, a leading investor relations and corporate communications consultancy. Established in 1982, Morgen-Walke was acquired in 2000 and concluded that year with approximately $30 million in revenues. Mr. Walke’s experience in communications consulting has been highly diverse, and he has provided counsel to over 500 public company CEO’s and senior management teams in his 25 years in the industry.

Mr. Garvin was a co-founder of the Company and served as its Chief Executive Officer from 1972 until November 21, 2001, and as its President from 1978 until December 31, 2003. Mr. Garvin has been a director of the Company since its inception. From 1979 to 1982, Mr. Garvin was a member of the Board of Directors of the Information Industry Association and served as Chairman of the 1979 National Information Conference and Exposition. Mr. Garvin is the author of THE ART OF BEING WELL INFORMED, an information resource handbook for executives. Mr. Garvin received a B.A. degree in political science from Yale University and an M.S. degree in journalism from the Columbia Graduate School of Journalism.

Ms. Paolillo has been a director of the Company since April 2005. She is currently Chief Executive Officer of Creditek, LLC, a leading provider of business process outsourcing solutions. From April 1993 until September 2002, Ms. Paolillo held various positions with Gartner, Inc., and from October 1999 until September 2002, Ms. Paolillo was Chief Financial Officer and Executive Vice President of Gartner, Inc. Prior to Gartner, Inc., Ms. Paolillo served as Chief Operating Officer and Chief Financial Officer at Productivity, Inc., and held numerous executive and management positions at Citibank, N.A., Page America, Inc., Bristol-Myers Squibb, Inc. and PricewaterhouseCoopers, LLP. Ms. Paolillo holds a bachelor's degree from the University of New Haven and is a Certified Public Accountant.

Mr. Ruder has been a director of the Company since July 1, 2004. He is currently the Founder and Chief Executive Officer of Skylight Partners, a strategic marketing and business development consulting group. From 1997 to 2000, Mr. Ruder was Executive Vice President of Global Marketing for Citigroup. Before Citigroup, Mr. Ruder was President of Heinz USA and President of Weight Watchers, also a division of H.J. Heinz Company. Mr. Ruder also served as Marketing Director for Pepsi-Cola USA. Mr. Ruder is currently Chairman of the Board of the Beacon Institute for Rivers and Estuaries Center, a member of the Board of the Adirondack Council, Vice Chairman of the New York State Board of Science, Technology and Academic Research, and is a member of the Board of the New York State Dormitory Authority. He previously served on the Board and Audit Committee of Saks, Inc.

Ms. Shapiro has been a director of the Company since February 27, 2003. She is a Managing Director of the Entertainment & Media practice for PricewaterhouseCoopers, LLP, a large public accounting firm, since January 2002, where she is responsible for overseeing the client relationship management for its Global 100 entertainment and media companies. Ms. Shapiro was also a founder and principal for eWorks, Inc. from 1997 until December 2001, where she was primarily responsible for providing a full range of management consulting and financial advisory services to small telecommunications, media and technology companies. Previously, Ms. Shapiro held leadership roles in corporate development and operations with Hallmark Entertainment Inc., Viacom, Inc, and ITT. Ms. Shapiro has a diversified professional background and has spent her entire career either serving as a consultant in professional service providers or building sustainable, profitable businesses in large entertainment and media operating companies.

Mr. Struhl has been a director of the Company since December 5, 2001.  He has been the managing partner of TWS Partnership, LLC, an investment partnership for the last ten years.  He is currently Chairman of the Board of Directors for Dale and Thomas Popcorn, LLC and Awards.com, LLC.

The Board of Directors recommends that Shareholders vote FOR the election of each of our director nominees.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors has a long-standing commitment to sound and effective corporate governance practices. The Company’s Management and its Board of Directors continuously review the Company’s corporate governance policies to ensure that they comply with the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated thereunder and any other applicable law, rules or regulations. In response to the adoption of the Sarbanes-Oxley Act of 2002, the Board of Directors adopted a Code of Ethics for Senior Executive and Financial Officers and an Audit Committee pre-approval policy.

Our Board of Directors is currently comprised of the following six members: David Walke (Chairman of the Board), Andrew P. Garvin, Warren Struhl, Denise Shapiro, Brian Ruder, and Regina Paolillo. Martin E. Franklin, who had been the seventh member of the Board of Directors, resigned as a director on December 20, 2005. Utilizing the American Stock Exchange’s definition of “independence,” the Company’s Board of Directors has determined the Board of Directors is comprised of at least a majority of independent Directors. During 2005, the Board of Directors held four meetings. The Board of Directors had standing Audit, Compensation and Nominating Committees. The Compensation and Nominating Committees do not meet on a regular basis, but only as circumstances require. During 2005, all of the directors then in office attended at least 75% of the total number of meetings held by the Board of Directors and by the Committees of the Board of Directors on which they served during the period for which he or she has been a director. The Company does not have a formal policy as to Board of Director attendance at our annual meetings of Shareholders. Only Mr. Walke attended our last annual meeting of shareholders.

Shareholder Communications with Directors

Shareholders may send communications to the Board of Directors or any committee thereof by writing to the Board or any such committee at Guideline, Inc., c/o the Secretary at 625 Avenue of the Americas, New York, New York 10011. The Secretary will distribute all shareholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

Compensation Committee

The purpose of the Compensation Committee is to review, structure and set the Company’s Executive Compensation and to align management’s interest with the success of the Company. The Compensation Committee consists of Warren Struhl and Brian Ruder with Mr. Struhl serving as Chairman. Martin Franklin, who was previously a member of the Compensation Committee, resigned from the Board in December 2005. This vacancy has yet to be filled. The Company intends that when the Board vacancy created by Mr. Franklin’s resignation is filled, the new director to the Board will also be a member of the Compensation Committee. Mr. Struhl meets the requirements for independence as set forth in the American Stock Exchange’s definition of “independent director.” However, Brian Ruder, who previously performed services to the Company but ceased these services as of his appointment to the Board, may not meet such definition of independence. The Company expects that the director who will fill the vacancy on the Compensation Committee will qualify as independent. The Compensation Committee met four times during 2005.

Nominating Committee

The purpose of the Nominating Committee is to identify, evaluate and nominate qualified candidates for election to the Board of Directors. The Nominating Committee consists of Warren Struhl and Brian Ruder with Mr. Struhl serving as Chairman. Martin Franklin, who was previously a member of the Compensation Committee, resigned from the Board in December 2005. This vacancy has yet to be filed. The Company intends that when the Board vacancy created by Mr. Franklin’s resignation is filled, the new director to the Board will also be a member of the Nominating Committee. Mr. Struhl meets the requirements for independence as set forth in the American Stock Exchange’s definition of “independent director.” However, Brian Ruder, who previously performed services to the Company but ceased these services as of his appointment to the Board, may not meet such definition of independence. The Company intends to fill the vacancy on the Nominating Committee with a director who will qualify as independent. The Nominating Committee met once during 2005. The Nominating Committee will consider nominees recommended by the Company’s shareholders. The names of such nominees should be forwarded to David Walke, Guideline, Inc., 625 Avenue of the Americas, New York, New York 10011, who will submit them to the committee for its consideration. See the section titled “Requirements For Submission of Shareholder Proposals and Other Business of Shareholders” for more information on Shareholder nominations of candidates for election to the Board of Directors.

Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in the Company; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to the Company and its shareholders; and have the ability and willingness to spend the time required to function effectively as a director of the Company. The Nominating Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating Committee evaluates nominees recommended by shareholders, by other individuals and by the search firms in the same manner, as follows. The Nominating Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above. When a Board vacancy occurs or is anticipated, the Nominating Committee determines which of the qualified candidates to interview, based on the current needs of the Board and the Company, and members of the Nominating Committee meet with these individuals. If, after such meetings, the Nominating Committee determines to recommend any candidate to the Board for consideration, that individual is invited to meet with the entire Board. The Board then determines whether to select the individual as a director-nominee.

Audit Committee

The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reviews the scope and results of the annual audit of the Company’s consolidated financial statements conducted by the Company’s independent registered public accounting firm, the scope of other services provided by the independent registered public accounting firm, and the proposed changes in the Company’s policies and procedures with respect to its internal accounting, auditing and financial controls. The Audit Committee also examines and considers other matters relating to the financial affairs and accounting methods of the Company, including the selection and retention of the Company’s independent registered public accounting firm. The Audit Committee consists of Regina Paolillo, Brian Ruder, and Denise Shapiro, with Ms. Paolillo serving as Chairman. With the exception of Brian Ruder, who previously performed services to the Company but ceased these services as of his appointment to the Board, all other members of the Audit Committee meet the requirements for independence as set forth in the American Stock Exchange’s definition of “independent director”. All of the members of the Audit Committee meet the definition of “independent” as set forth in Rule 10A-3 of the Exchange Act. The Board of Directors has identified Ms. Paolillo as the audit committee financial expert and determined that Ms. Paolillo is independent of the Company based on the American Stock Exchange’s definition of “independence”. The Audit Committee met five times during 2005. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

Code of Ethics

The Code of Ethics for Senior Executive and Financial Officers was adopted by the Company for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company, and promoting compliance with all applicable rules and regulations that apply to the Company and its officers and directors. The Code of Ethics for Senior Executive and Financial Officers may be accessed at http://www.guideline.com, our Internet website. In addition, you may request, without charge, a copy of our Code of Ethics for Senior Executive and Financial Officers by submitting a written request for any of such materials to: David Walke, Guideline, Inc., 625 Avenue of the Americas, New York, New York 10011.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with representatives of the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, as modified or supplemented. In addition, the Committee has received the written disclosures and the letters from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as modified or supplemented, and discussed with the independent registered public accounting firm their independence from management and the Company. The Committee has considered the compatibility of non-audit services with their independence.

The Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for its audit. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, and the overall quality of the Company's financial reporting and internal controls.

 In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the SEC. The Committee has also recommended the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

Respectfully submitted,

Audit Committee

Regina Paolillo, Chairman
Denise Shapiro
Brian Ruder

Compensation of Directors

Until August 11, 2004, Board members did not receive compensation in connection with their attendance at Board and committee meetings. Furthermore, David Walke and Martin Franklin, who are management Board members, have been compensated in conjunction with their respective employment agreements. However, Board members are reimbursed for reasonable expenses incurred in connection with their attendance at Board of Directors and committee meetings. On August 11, 2004, Messrs. Struhl, Ruder, and Ms. Shapiro each received $10,000. On December 21, 2004, Mr. Ruder received stock options to purchase 10,000 shares of common stock at an exercise price of $2.30 per share. On April 27, 2005, Messrs. Franklin, Garvin, Ruder, and Struhl, and Ms. Shapiro and Ms. Paolillo each received stock options to purchase 5,000, 5,000, 15,000, 5,000, and 15,000 and 17,500 shares of common stock, respectively, at an exercise price of $1.40 per share. Included in Ms. Paolillo’s stock options to purchase 17,500 shares of common stock, are 10,000 options for being a member of the Audit Committee, and 2,500 options for being Chairman of the Audit Committee. Also, included in Mr. Ruder’s and Ms. Shapiro’s stock options to purchase 15,000 shares of common stock are 10,000 options for being members of the Audit Committee. In addition, in 2005, each of Messrs. Franklin, Garvin, Ruder, and Struhl, and Ms. Shapiro and Ms. Paolillo received $10,000 as compensation for their Board participation.

Involvement in Certain Legal Proceedings

To the knowledge of the Company, no director, executive officer, or person nominated to become a director or executive officer of the Company has within the last five years: (i) had a petition under federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business or property of such person, or any partnership in which he/she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in the following activities: (a) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (b) engaging in any type of business practice; or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; (iv) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in clause (iii)(a) above, or to be associated with persons engaged in any such activity; or (v) been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and such judgment has not been reversed, suspended or vacated.

The Company is not aware of any material proceedings to which any director, executive officer or affiliate of the Company, or any security holder, including any owner of record or beneficial owner of more than 5% of any class of the Company's voting securities, or any associate of any such director, officer, affiliate of the Company or security holder, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, age and position of each of our executive officers. The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors of the Company.

Name	Age	Position	Officer Since

David Walke	51	Chairman of the Board and Chief Executive Officer	2001
Peter Stone	36	Chief Financial Officer, Senior Vice President, Corporate Secretary and Treasurer	2002
Marc Litvinoff	45	Chief Operating Officer	2004
Scott A. Gerard	38	Controller	2002

See the table of nominees for election as directors for biographical data with respect to David Walke. See the narrative description of the employment agreements for David Walke, Peter Stone and Marc Litvinoff for further terms with respect to the terms of their respective positions and employment.

Mr. Stone has been the Company’s Chief Financial Officer, Senior Vice President, Corporate Secretary and Treasurer since joining the Company in May 2002. From January 2001 to May 2002, Mr. Stone served as Senior Vice President at Seabury Technology LLC, the technology-focused investment banking division of the New York-based investment bank The Seabury Group, LLC. From February 2000 to November 2000, Mr. Stone was the Chief Financial Officer of Polyverse, Inc., an internet startup venture that ceased operations in December 2000. From September 1996 to February 2000, Mr. Stone was Vice President and Principal at Mercury Capital, a private equity firm based in New York. From June 1997 to February 2000, and December 1998 to February 2000, Mr. Stone served on the Board of Directors of Food Service Holdings, Inc. and Federal Coach, Inc., respectively, each of which were privately held companies owned by Mercury Capital. Mr. Stone is a graduate of The Wharton School at the University of Pennsylvania.

Mr. Litvinoff has been the Company’s Chief Operating Officer since joining the Company in May 2004. From July 2003 through April 2004, Mr. Litvinoff was an independent consultant to Gartner, Inc., Apple, Inc. and Wrapsidy, LLC. From November 2001 through July 2003, Mr. Litvinoff served as President & Chief Executive Officer of RHK, Inc., a telecommunications research and advisory firm. From October 1999 through July 2001, Mr. Litvinoff served as President & Chief Operating Officer of Knowledge Networks, Inc., a marketing intelligence and market research firm which provides a single-source marketing information system via interactive television as well as frequent-shopper information and web tracking. Mr. Litvinoff holds a B.B.A. in Banking and Finance from Hofstra University.

Mr. Gerard has been the Company's Controller since July 2002 and is a Certified Public Accountant. From December 1999 to 2002, Mr. Gerard was an associate with Abacus Group LLC, an executive recruitment firm specializing in accounting and finance. From 1996 through 1999, Mr. Gerard was a Divisional Controller with Citibank, N.A. Prior to Citibank, Mr. Gerard practiced accounting, including 3 years with KPMG LLP. Mr. Gerard holds a B.S. in Accounting from The State University of New York at Buffalo.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned by the Company's chief executive officer and certain other executive officers of the Company whose annual salary and bonus during fiscal 2005 exceeded $100,000 (collectively, the “Named Executive Officers”).

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options

David Walke	2005	235,000	-	16,687	(1)	100,000	(2)
Chairman of the Board and	2004	225,000	50,000	13,820	(1)	-
Chief Executive Officer	2003	145,833	-	-		50,000

Peter Stone	2005	220,000	50,000	-		25,000	(3)
Chief Financial Officer, Senior	2004	193,600	-	-		-
Vice President, Secretary and	2003	176,000	-	-		25,000
Treasurer

Marc Litvinoff (4)	2005	241,458	25,000	66,002	(1) (5)	50,000	(6)
President and Chief Operating	2004	147,981	-	22,987	(1) (5)	150,000	(7)
Officer

Scott Gerard	2005	130,020	-	1,100	(1)	-
Controller	2004	110,000	-	-		5,000
	2003	100,000	-	-		20,000

Stephan Siguad (8)	2004	224,000	-	6,430	(1)	5,000
Executive Vice President	2003	220,000	13,620	-		-

Richard Longenecker (9)	2004	185,000	-	-		-

(1)	Includes payment of auto insurance premiums, auto lease and allowance expenses, and annual 401(K) match.
(2)
As of December 31, 2005, Mr. Walke owned 100,000 shares of restricted Common Stock. The value of the restricted Common Stock owned by Mr. Walke as of December 31, 2005 was $129,000 and was calculated using the closing price of our Common Stock on December 31, 2005 which was $1.29. No Dividends, to the extent declared and paid on our unrestricted Common Stock, will be paid on our unvested restricted Common Stock.

(3)
As of December 31, 2005, Mr. Stone owned 25,000 shares of restricted Common Stock. The value of the restricted Common Stock owned by Mr. Walke as of December 31, 2005 was $32,250 and was calculated using the closing price of our Common Stock on December 31, 2005 which was $1.29. No Dividends, to the extent declared and paid on our unrestricted Common Stock, will be paid on our unvested restricted Common Stock.

(4)	Hired April 28, 2004.
(5)	Includes payment of relocation expenses.

(6)
As of December 31, 2005, Mr. Litvinoff owned 150,000 shares of restricted Common Stock.  The value of the restricted Common Stock owned by Mr. Litvinoff as of December 31, 2005 was $193,500 and was calculated using the closing price of our Common Stock on December 31, 2005 which was $1.29.  No Dividends, to the extent declared and paid on our unrestricted Common Stock, will be paid on our unvested restricted Common Stock.

(7)
As of December 31, 2004, Mr. Litvinoff owned 100,000 shares of restricted Common Stock. The value of the restricted Common Stock owned by Mr. Litvinoff as of December 31, 2005 was $129,000 and was calculated using the closing price of our Common Stock on December 31, 2005 which was $1.29. No Dividends, to the extent declared and paid on our unrestricted Common Stock, will be paid on our unvested restricted Common Stock.

(8)	Employment terminated June 1, 2004.
(9)	Hired October 20, 2003. Employment terminated October 4, 2004.

Options Granted in 2005

None.

Aggregated Option Exercises in 2005 and 2005 Fiscal Year End Option Values

The following table contains certain information regarding options to purchase Common Stock held as of December 31, 2005, by each of the Named Executive Officers. The stock options listed below were granted without tandem stock appreciation rights and without freestanding stock appreciation rights outstanding.

			Number of Securities Underlying Unexercised Options at 12/31/05 (#)		Value of Unexercised In-the-Money Options at 12/31/05 ($) (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Non-Exercisable	Exercisable	Non-Exercisable

David Walke	-	-	390,000	10,000	309,600	400
Peter Stone	-	-	95,000	5,000	11,833	200
Marc Litvinoff	-	-	30,000	20,000	-	-
Scott Gerard	-	-	24,000	1,000	4,160	40

(1)
Before taxes. The dollar value reported is the based on the difference between the exercise price of the option outstanding and the market price of the Common Stock at the close of trading on December 31, 2005. The closing price on that date was $1.29 per share.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information regarding compensation plans under which equity securities of the Company are authorized for issuance as of December 31, 2005:

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Guideline, Inc. 1996 Stock Incentive Plan	1,400,725	$1.02	567,693
Guideline, Inc. 2003 Stock Incentive Plan	1,230,900	$1.49	268,836

Total	2,631,625	$1.24	836,529

REPORT ON EXECUTIVE COMPENSATION
BY THE COMPENSATION COMMITTEE

Introduction

 The Company's Compensation Committee consists of two directors: Warren Struhl, Chairman; and Brian Ruder. Each member of the Compensation Committee has considerable experience in executive compensation and management development issues. Neither member of the Committee has ever been an officer or employee of the Company, nor is there a direct or indirect relationship between either member of the Committee and any of the Company's executive officers.

The Company operates in the Consulting and Business Advisory industry and must provide high levels of quality in the servicing of its clients. In order to succeed, the Board believes that it must be able to attract and retain qualified experienced executives. To achieve this goal, the Company has offered competitive executive compensation to attract and retain key executives with relevant experience in the Consulting and Business Advisory industry or in growth companies in related industries. Executive compensation has also been structured to align management’s interests with the success of the Company by making a portion of compensation dependent on long-term success of the Company.

  During 2005, the Board of Directors of the Company maintained the 1996 Stock Option Plan (Amended and Restated as of November 21, 2001), as amended (the “1996 Plan”), and the 2003 Stock Incentive Plan (the “2003 Plan”). See the section above titled “Stock Option Plans” for more information about our equity plans.

The Committee annually determines compensation of the Company's senior management and its executive officers, oversees the administration of executive programs, and has approved a compensation philosophy for the Company, which is described below.

Executive Compensation Philosophy

The Compensation Committee maintains a philosophy that compensation of executive officers should be directly linked to operating achievements and, to a lesser extent, stock performance. Base salaries for executive officers are determined by the Compensation Committee by evaluating the responsibilities of the position, the experience of the individual, internal comparability considerations, as appropriate, the competition in the marketplace for management talent, and the compensation practices among public companies of the size of, or in businesses similar to, the Company. Salary adjustments are determined and normally made at twelve-month intervals.

Compensation of the Chief Executive Officer

As our Chief Executive Officer, David Walke was compensated pursuant to an employment agreement entered into as of November 21, 2001 and amended on January 1, 2005. For fiscal 2005, Mr. Walke received a base salary of $235,000. In addition, Mr. Walke is entitled, at the discretion of the Compensation Committee, to incentive compensation which may, among other things, be based upon our performance and Mr. Walke’s performance, all as determined in the sole and absolute discretion of the Committee. Mr. Walke received $5,590 as incentive compensation in fiscal 2005. Mr. Walke was granted 100,000 shares of restricted stock on January 1, 2005. Mr. Walke’s compensation is based on, but not limited to, his individual performance and competition in the marketplace, and provides an incentive aligned with his level of expertise and contribution to the Company. For more information regarding Mr. Walke’s compensation, see the section labeled “Employment and Related Agreements and Change-in-Control Arrangements” below.

Equity-Based Employee Incentive Compensation

The 1996 Plan and the 2003 Plan (collectively, the “Plans”) are designed to give the Board discretion and flexibility in designing incentive compensation packages to motivate executive officers and key employees and to maximize Shareholder value. Pursuant to the Plans, the Board may issue to non-employee directors, executive officers and key employees of the Company incentive stock options and nonqualified stock options. The specific types and size of awards to be granted (other than options granted to non-employee directors) and the terms and conditions of such awards are determined by the Committee subject to the provisions of the Plans.

 The Committee has set guidelines which determine the number of shares to be granted and the frequency of stock option awards. These guidelines, which are applicable to all participants, including the Chief Executive Officer, provide that awards will generally be based upon the employee's position within the Company and a subjective review of the employee's performance. Any such decision would be subjective in nature and not based upon any objective factors. The stock option awards to each individual are not conditioned on the number of previously granted options. All awards to executive officers are within the discretion of the Committee. Under the Plans, the Board has the discretion to fix the price, amount of options, vesting schedule and other terms for the stock options granted thereunder. The Committee believes that the total compensation package has been designed to motivate executive officers and focus on increasing the market value of our Common Stock. The foregoing executive compensation tables reflect the compensation structure being pursued by the Committee.

Respectfully submitted,

Compensation Committee

Warren Struhl, Chairman
Brian Ruder

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2005, except as noted below, none of the members of our Compensation Committee, (i) served as an officer or employee of the Company or its subsidiaries, (ii) was formerly an officer of the Company or its subsidiaries or (iii) entered into any transactions with the Company or its subsidiaries. During fiscal 2005, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of the Company. During fiscal 2005, Mr. Franklin served as an executive officer of the Company in his capacity as Chairman of the Board and Mr. Walke served as Chief Executive Officer of the Company, and in each case were compensated pursuant to their respective employment agreements. On April 27, 2005, Mr. Franklin resigned his position as Chairman and on December 20, 2005 he resigned as a director.

PERFORMANCE CHART

The following graph compares the yearly percentage change in the cumulative total shareholder return on the Common Stock for a period of five years ended December 31, 2005, with the cumulative total return of the NASDAQ Stock Market Index (U.S. companies), a broad market index, prepared for NASDAQ by the Center for Research in Securities Prices (“CRSP”) at the University of Chicago, and the Peer Group Index, an index prepared by CRSP made up of the selected NASDAQ (SIC 7380-7389 U.S. traded companies). The comparison for each of the periods assumes that $100 was invested on December 31, 2000, in each of the common stock, the stocks included in the NASDAQ Stock Market Index (U.S. Companies) and the stocks included in the Peer Group Index. These indices, which reflect the assumption of reinvestment of dividends, do not necessarily reflect returns that could be achieved by individual investors.

[Graphic Omitted]

	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003	December 31, 2004	December 31, 2005
Guideline, Inc.	100.0	122.2	193.5	260.4	232.7	187.6
NASDAQ Stock Market (US Companies)	100.0	79.3	54.8	82.0	89.2	91.1
NASDAQ Stocks (SIC 7380-7389 US Companies)	100.0	98.6	85.4	155.0	250.5	199.5

EMPLOYMENT AND RELATED AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

On November 21, 2001, the Company entered into an employment agreement with David Walke which was subsequently amended on January 1, 2005. Pursuant to the employment agreement, Mr. Walke is employed by the Company as its Chief Executive Officer. Mr. Walke’s employment agreement, which commenced on November 21, 2001, will terminate on December 31, 2007, unless sooner terminated in accordance with the terms of the employment agreement or extended by the parties thereto. Mr. Walke’s employment agreement provides for a base salary of $250,000 per annum, subject to increases by the Compensation Committee of the Board of Directors. In addition, at the discretion of the Compensation Committee of the Board of Directors, Mr. Walke may receive an annual bonus based on performance. Mr. Walke’s employment agreement further provides that the minimum bonus payable to Mr. Walke shall be (i) 50% of base salary if the Company achieves its adjusted EBITDA target for such year; and (ii) 100% of base salary if the Company achieves 120% of its EBITDA target for such year. Pursuant to Mr. Walke’s employment agreement, Mr. Walke was granted a ten-year non-incentive stock option to purchase 700,000 shares of the Company’s Common Stock at a price of $0.41 per share. The options vest ratably at the end of each of the first three years of the term of his employment agreement, but such vesting shall accelerate in the event he leaves the employ of the Company for Good Reason (as defined in Mr. Walke’s employment agreement) or on account of a Change of Control (as defined in Mr. Walke’s employment agreement), or in the event his employment is terminated by the Company without “cause” (as defined in Mr. Walke’s employment agreement), or upon his death or incapacity. Mr. Walke’s employment agreement also provides that he shall receive 450,000 shares of restricted stock as follows: (i) 100,000 shares of restricted stock on January 1, 2005; (ii) 150,000 shares of restricted stock on January 1, 2006; and (iii) 200,000 shares of restricted stock on January 1, 2007. The restricted stock shall vest as follows: (i) 100% on the date the Average Closing Price (as defined in Mr. Walke’s employment agreement) exceeds $3.25 per share in 2005; (ii) 100% on the date the Average Closing Price exceeds $4.00 per share in 2006; (iii) 100% on the date the Average Closing Price exceeds $5.00 per share in 2007; (iv) the date there is a Change of Control; or (v) the date that Mr. Walke is terminated without “cause” or he resigns for Good Reason.

Mr. Walke’s employment agreement further provides that if he is terminated for “cause” or he voluntarily leaves the employ of the Company (other than for “Good Reason” or on account of a “Change of Control”) he shall be entitled to compensation only up until the date of termination of his employment. Mr. Walke’s employment agreement also provides that if Mr. Walke leaves the employ of the Company for Good Reason or on account of a Change in Control, or Mr. Walke is terminated without “cause,” then, in each such case, Mr. Walke shall be entitled to receive the base salary described above and certain other benefits for the greater of (a) the balance of the term of his employment agreement; or (b) a period of two years from the date of termination. In addition, Mr. Walke shall also be entitled to receive a lump sum payment in an amount equal to the sum of: (i) the amount of his bonus that should have been paid with respect to that part of the fiscal year in which the date of termination occurs, absent the termination of his employment; (ii) his actual earned bonus for any completed fiscal year or period not theretofore paid; and (iii) the unpaid portion of any amount earned by him prior to the date of such of such termination pursuant to any benefit program in which he was a participant, including, without limitation, any accrued vacation pay to the extent not theretofore paid. In the event that the Company terminates Mr. Walke’s employment for “cause,” and a court of law or other tribunal ultimately determines that such termination was without “cause,” Mr. Walke shall be entitled to receive double the amount of base salary and bonus otherwise payable from the date of termination until the expiration of the employment agreement. In addition, if Mr. Walke’s employment is terminated as a result of a Nonrenewal Event (as defined in Mr. Walke’s employment agreement), Mr. Walke shall be entitled to receive base salary, bonus, and an automobile for a period of one year from the date of such termination.

Pursuant to the terms of his employment agreement, Mr. Walke has agreed to certain non-competition, confidentiality, non-solicitation, and certain other affirmative and restrictive covenants that are customary for an executive employment agreement.

On May 13, 2002, the Company entered into an employment agreement with Peter Stone, which was subsequently amended on January 1, 2005. Pursuant to the employment agreement, Mr. Stone is employed by the Company as its Senior Vice President and Chief Financial Officer. Mr. Stone’s employment agreement, which commenced on no later than May 13, 2002, will terminate on December 31, 2007, unless sooner terminated in accordance with the terms of the employment agreement or extended by the parties thereto. Mr. Stone’s employment agreement provides for a base salary of $220,000 per annum, subject to a minimum increase of 6% as of January 1, 2006, and such other increases as may be determined from time to time by the Chief Executive Officer of the Company. In addition, at the discretion of the Chief Executive Officer, and subject to the approval of the Compensation Committee, Mr. Stone may receive an annual bonus based on performance. Mr. Stone received a $7,250 bonus for the calendar year ended December 31, 2005. Mr. Stone’s employment agreement further provides that the minimum bonus payable to Mr. Stone shall be (i) 25% of base salary if the Company achieves its adjusted EBITDA target for such year; and (ii) 50% of base salary if the Company achieves 120% of its EBITDA target for such year. Mr. Stone may also receive an additional performance-based bonus, to be determined at the discretion of the Chief Executive Officer. Pursuant to the employment agreement, Mr. Stone was granted a ten-year incentive stock option to purchase 75,000 shares of the Company’s Common Stock at the fair market value on the date of grant. Options to purchase 15,000 shares under this grant vested immediately with the balance vesting ratably at the end of each of the first three years of Mr. Stone’s employment; provided, that if Mr. Stone is terminated without “cause” (as defined in Mr. Stone’s employment agreement) by the Company, in addition to that portion of the options that has vested on the date of such termination, the portion of the options that would vest within three months of the date of such termination shall vest as of the date of such termination. Mr. Stone’s employment agreement also provides that he shall receive 150,000 shares of restricted stock as follows: (i) 25,000 shares of restricted stock on January 1, 2005; (ii) 50,000 shares of restricted stock on January 1, 2006; and (iii) 75,000 shares of restricted stock on January 1, 2007. The restricted stock shall vest as follows: (i) 100% on the date the Average Closing Price (as defined in Mr. Stone’s employment agreement) exceeds $3.25 per share in 2005; (ii) 100% on the date the Average Closing Price exceeds $4.00 per share in 2006; (iii) 100% on the date the Average Closing Price exceeds $5.00 per share in 2007; (iv) the date there is a change of control (as defined in Mr. Stone’s employment agreement); or (v) the date that Mr. Stone is terminated without “cause” or he resigns for Good Reason (as defined in Mr. Stone’s employment agreement).

Mr. Stone’s employment agreement further provides that if he is terminated for “cause” or he voluntarily leaves the employ of the Company he shall be entitled to compensation only up until the date of termination of his employment. Mr. Stone’s employment agreement provides further that if Mr. Stone leaves the employ of the Company for Good Reason or is terminated without “cause,” then, in each such case, Mr. Stone shall be entitled to receive the base salary described above and certain other employee benefits for six (6) months from the date of termination, and a lump sum payment in an amount equal to the sum of: (i) the amount of his bonus that should have been paid with respect to that part of the fiscal year in which the date of termination occurs, absent the termination of his employment; (ii) his actual earned bonus for any completed fiscal year or period not theretofore paid; and (iii) the unpaid portion of any amount earned by him prior to the date of such of such termination pursuant to any benefit program in which he was a participant, including, without limitation, any accrued vacation pay to the extent not theretofore paid. In addition, if Mr. Stone’s employment is terminated as a result of (i) his death; (ii) his incapacity; or (iii) a Nonrenewal Event (as defined in Mr. Stone’s employment agreement), then Mr. Stone shall be entitled to receive base salary and certain other employee benefits for a period of six months from the date of such termination.

Pursuant to the terms of his employment agreement, Mr. Stone has agreed to certain non-competition, confidentiality, non-solicitation, and certain other affirmative and restrictive covenants that are customary for an executive employment agreement.

On April 28, 2004, the Company entered into an employment agreement with Marc Litvinoff. Pursuant to the employment agreement, Mr. Litvinoff is employed by the Company as its Chief Operating Officer. Mr. Litvinoff’s employment agreement, which commenced on May 17, 2004, would have terminated on May 16, 2005; provided, that the employment agreement would have automatically renewed on May 16, 2005 for an additional one-year period, unless the Company notified Mr. Litvinoff in writing at least 60 days prior to May 16, 2005 that it did not wish to renew the employment agreement; and provided, further, that the employment agreement could have been sooner terminated in accordance with the terms of the employment agreement. Mr. Litvinoff’s employment agreement provides for a base salary of $230,000 per annum. In addition, Mr. Litvinoff received a $8,033 bonus for the calendar year ended December 31, 2005 upon the achievement of certain 2005 corporate performance targets and an automobile allowance of $500 per month.

Mr. Litvinoff’s employment agreement further provides that if he is terminated for “cause” (as defined in Mr. Litvinoff’s employment agreement) or he voluntarily leaves the employ of the Company he shall be entitled to compensation only up until the date of termination of his employment. In addition, in the event Mr. Litvinoff’s employment is terminated by the Company without “cause,” by Mr. Litvinoff for Good Reason (as defined in Mr. Litvinoff’s employment agreement), or due to a Nonrenewal Event (as defined in Mr. Litvinoff’s employment agreement) or a Second Year Nonrenewal Event (as defined in Mr. Litvinoff’s employment agreement), Mr. Litvinoff shall be entitled to receive (i) base salary as may be adjusted upward and without taking into effect any Cash Compensation Reductions (as defined in Mr. Litvinoff’s employment agreement) for the Severance Period (as defined in Mr. Litvinoff’s employment agreement); and (ii) any monies due and owing to Mr. Litvinoff relating to bonus payments and his automobile allowance (for the duration of the Severance Period only). If after separation from employment, should the Company discover that Mr. Litvinoff had violated certain sections of his employment agreement (including, without limitation, the restrictive covenants contained in the employment agreement), the Company shall not pay, and Mr. Litvinoff shall not be entitled to receive, any portion of severance benefits otherwise payable pursuant to the employment agreement. Mr. Litvinoff’s employment agreement provides that the Severance Period shall be a period of six months from the date of termination; provided, that for each full month that Mr. Litvinoff is employed by the Company under the terms of the employment agreement, the Severance Period will be increased by one additional month up to an additional six months (equaling up to an aggregate maximum Severance Period of twelve months).

Pursuant to the terms of his employment agreement, Mr. Litvinoff has agreed to certain non-competition, confidentiality, non-solicitation, non-interference, non-disparagement and certain other affirmative and restrictive covenants that are customary for an executive employment agreement.

Pursuant to the First Amendment to Employment Agreement, the expiration date of Mr. Litvinoff’s employment agreement was extended from May 16, 2005 to June 30, 2007. Under the terms of the First Amendment to Employment Agreement, (a) Mr. Litvinoff’s base salary was increased to $255,000; (b) Mr. Litvinoff would earn a bonus of 35% of base salary for calendar year 2005 upon the achievement of 100% of corporate EBITDA targets, and 75% of base salary for calendar year 2005 upon the achievement of 120% of corporate EBITDA targets; and (c) Mr. Litvinoff will earn a bonus of 35% of base salary for calendar year 2006 upon the achievement of 100% of corporate EBITDA targets, and 75% of base salary for calendar year 2006 upon the achievement of 120% of corporate EBITDA targets.

Also pursuant to the terms of the First Amendment to Employment Agreement, effective as of July 1, 2005, the Company will grant to Mr. Litvinoff 50,000 shares of restricted stock under the Company’s 2003 Plan or such other similar stock plan that the Company may have in place at the time, at an exercise price of $.01 per share, in lieu of the grant of 25,000 shares of restricted Common Stock contemplated in Mr. Litvinoff’s employment agreement. The restrictions on the award shall vest as follows: (i) 100% on the date the Average Closing Price exceeds three dollars and twenty five cents ($3.25) per share in the first year after grant of the award, (ii) 100% on the date the Average Closing Price exceeds four dollars ($4.00) per share in the second year after grant of the award or (iii) the date there is a change of control of the Company. “Average Closing Price,” as defined in the First Amendment to Employment Agreement, means the average closing price of the Registrant’s Common Stock quoted on the NASDAQ System or such other exchange where the Registrant’s Common Stock may be traded for fifteen (15) consecutive trading days.

Our 1996 and 2003 Stock Incentive Plans, in which Scott A. Gerard participates, provides for accelerated vesting of options to purchase shares of common stock granted under the plan(s) in connection with certain changes in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Laura Magnuson, the sister of the Company’s Chief Executive Officer, David Walke, is employed by the Company on an at-will basis as Director, Marketing & Sales Promotion, and is entitled to receive a base salary of $105,000 annually.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO
THE COMPANY’S
2003 STOCK INCENTIVE PLAN

On June 12, 2003, the Shareholders approved the Company’s 2003 Stock Incentive Plan (the “2003 Plan”). The purpose of the 2003 Plan is to attract able persons to enter and remain in the employ of the Company and its subsidiaries and to provide a means whereby employees, officers, directors, consultants, independent contractors and advisors of the Company can acquire and maintain Common Stock ownership or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between Shareholders and these eligible persons. The 2003 Plan authorizes the granting of stock options, restricted stock and stock bonuses to employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries.

On April 27, 2006, the Board of Directors approved an amendment to the 2003 Plan to increase the number of authorized shares of Common Stock that may be issued under the 2003 Plan by 1,250,000 shares, from a total of 1,500,000 to a total of 2,750,000 shares (the “Plan Amendment”). The Plan Amendment is subject to approval by the Shareholders. The Board believes that increasing the number of shares issuable under the 2003 Plan is necessary to allow the Company to continue to utilize equity-based incentives to make acquisitions, and to attract and retain the services of key individuals essential to the Company's long-term growth and financial success and in connection with future acquisitions. Over the past three years, the Company has granted approximately 1,000,000 equity-based incentives in conjunction with its four completed acquisitions, and believes that the proposed increase is necessary to help facilitate the Company’s future acquisition plans. In addition, the proposed increase would replace the 567,693 shares previously available for issuance under the Company’s 1996 Stock Incentive Plan, which were lost upon the expiration of the 1996 Plan in January 2006. The Company relies on stock options and restricted stock awards to make acquisitions and to attract and retain key employees and other individuals and believes that such equity incentives are necessary for the Company’s continued growth and financial success.

The following summary of the 2003 Plan is qualified in its entirety by reference to the text of the 2003 Plan, which is included as Appendix B to this Proxy Statement.

Summary of the Guideline, Inc. 2003 Stock Incentive Plan

Administration and Eligibility. The 2003 Plan authorizes the issuance of up to 1,500,000 shares of our Common Stock upon the exercise of stock options or in connection with the issuance of restricted stock and stock bonuses. The 2003 Plan authorizes the granting of stock options, restricted stock and stock bonuses to employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries. The 2003 Plan provides for its administration by either a committee of two or more outside directors or the Board of Directors (the “Administrator”), provided, that the Board may designate an officer of the Company (an “Authorized Officer”) to make grants under the 2003 Plan to employees that are not “covered employees” under section 162(m) of the Internal Revenue Code of 1986 (as amended, the “Code”). In general, the Administrator or the Authorized Officer determines which eligible employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries may participate in the 2003 Plan, and the type, extent and terms of the equity-based awards to be granted to them.

Options. The 2003 Plan provides for the grant of both incentive stock options (“ISOs”) that qualify under Section 422 of the Code and non-qualified stock options (“NQSOs”). ISOs may be granted only to our employees or employees of our subsidiaries (including officers and directors who are also employees). NQSOs (and all other awards other than ISOs) may be granted to our and our subsidiaries' employees, officers, directors, consultants, independent contractors and advisors. The exercise price of ISOs must be at least equal to the fair market value of our Common Stock on the date of grant. The exercise price of ISOs granted to 10% Shareholders must be at least equal to 110% of that value. The maximum term of options granted under the 2003 Plan is ten years. Awards granted under the 2003 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the Administrator and set forth in the award agreement with respect to awards that are NQSOs). Options granted under the 2003 Plan generally expire three months after the termination of the optionee's service to the Company or a parent or subsidiary of the Company, except in the case of death or disability, in which case the options generally may be exercised up to twelve months following the date of death or termination of service. Options will generally terminate immediately upon voluntary termination by the optionee or termination for cause. In the event of a "change in control" transaction, outstanding awards may be assumed or substituted by the successor corporation (if any). In the discretion of the Administrator, the vesting of such awards may accelerate prior to the consummation of such a transaction and if not exercised prior to the transaction may terminate at such time as the Administrator may determine.

Restricted Stock. The Administrator may make grants of restricted stock for cash or other consideration, as the Administrator determines. The number of shares of Common Stock granted to each grantee will be determined by the Administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the Administrator may determine, including periods of restriction on transferability.

Stock Bonuses. A stock bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any of its subsidiaries for past or future services. Stock bonuses and the criteria they are based upon will be determined by the Administrator.

Amendment. The Board has the right to amend, suspend or terminate the 2003 Plan at any time, provided, however, that no amendment or change in the 2003 Plan pursuant to any applicable law or regulation requires Stockholder approval will be effective without such approval.

Certain Tax Consequences. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee's employer for federal income tax purposes. If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period as described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the optionee's employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-ISO. For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-ISO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

With respect to non-ISOs, (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Individuals subject to Section 16(b) of the Exchange Act will recognize ordinary income at the time of exercise of a non-ISO as noted above, provided at least six months have elapsed from the date of grant to the date of exercise. In the event that less than six months have elapsed, such individual will recognize ordinary income at the time such six month period elapses in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

The granting of an award of restricted stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and we receive a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and we do not receive an additional tax deduction.

Optionees are strongly advised to consult with their individual tax advisors to determine their personal tax consequences resulting from the grant and/or exercise of options or the issuance and sale of restricted stock under the 2003 Plan.

New Plan Benefits. The grant of options under the 2003 Plan is generally within the discretion of the Administrator. We cannot forecast the extent of option grants that will actually be made in the future. Information with respect to compensation paid and other benefits, including stock options granted and awards of restricted stock to the Chief Executive Officer and the other Named Executive Officers is set forth above.

Description of Plan Amendment

Section 2 of the 2003 Plan will be amended to increase the number of authorized shares of Common Stock under the 2003 Plan by 1,250,000 shares, from a total of 1,500,000 shares to a total of 2,750,000 shares. A copy of the Plan Amendment is attached to this Proxy Statement as Appendix C.

The Board recommends that Shareholders vote FOR the approval of the Plan Amendment.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP has audited the financial statements of the Company for the fiscal year ended December 31, 2005. The Board of Directors desires to continue the services of Deloitte & Touche LLP for the current fiscal year ending December 31, 2006. Accordingly, the Board of Directors will recommend at the Meeting that the Shareholders ratify the appointment by the Board of Directors of the firm of Deloitte & Touche LLP to audit the financial statements of the Company for the current year. Representatives of that firm are expected to be present at the Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. In the event the Shareholders do not ratify the appointment of Deloitte & Touche LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

Aggregate fees billed by Deloitte & Touche LLP for professional services rendered to the Company for the fiscal years ended December 31, 2005 and 2004 are as follows:

Audit Fees: Fees for audit services for the fiscal years ended December 31, 2005 and 2004 totaled approximately $297,000 and $339,000, respectively, including fees associated with the audit of the Company's annual financial statements and the review of the financial statements included in the Company's quarterly reports on Form 10-Q.

Audit-Related Fees: Fees for audit-related services for the fiscal years ended December 31, 2005 and 2004 totaled approximately $35,000 and $34,000, respectively, and pertained to the audit of the Company’s 401(k) and Profit Sharing Plan.

Tax Fees: Fees for tax services for the fiscal years ended December 31, 2005 and 2004 totaled approximately $42,000 and $47,000, respectively, and were for services related to tax compliance, including the preparation of tax returns, tax planning and advice.

All Other Fees: Fees for all services rendered to the Company not described above under Audit Fees, Audit-Related Fees and Tax Fees for the fiscal years ended December 31, 2005 and 2004 were $53,000 and $31,000, respectively. The aggregate fees for All Other Fees in fiscal 2005 included approximately $46,000 in fees related to post-acquisition audit and review services pertaining to the Company’s acquisitions of Atlantic Research & Consulting, Inc. and Signia Partners, Inc. and approximately $7,000 in fees related to the filing of the Post Effective Amendment No. 2 to Form S-2. The aggregate fees for All Other Fees in fiscal 2004 included approximately $31,000 in fees related to various filings, including amendments, on Form S-2

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engagement of the independent registered public accounting firm, the Audit Committee shall pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those excluded from requiring pre-approval based upon the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act.

In applying these policies described above, the following procedures are followed: (a) prior to each fiscal year, the Audit Committee pre-approves a schedule of estimated fees for proposed non-prohibited audit and non-audit services; (b) actual amounts paid are monitored by Company’s management and reported to the Audit Committee; and (c) between Audit Committee meetings, the Audit Committee has authorized Regina Paolillo to pre-approve (subject to certain limitations) additional non-prohibited services. Pre-approvals granted between Audit Committee meetings are reported to the Audit Committee at its next regular meeting.

All work performed by Deloitte & Touche LLP as described above under the captions Audit Fees, Audit Related Fees, Tax Fees and All Other Fees has been approved or pre-approved by the Audit Committee in accordance with its pre-approval policies and procedures. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditor's independence.

The Board recommends that Shareholders vote FOR the ratification of the appointment of Deloitte & Touche LLP.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2005 fiscal year were timely filed with the SEC.

ANNUAL REPORT

A copy of the Company's 2005 Annual Report to Shareholders is being mailed to Shareholders along with this Proxy Statement. Any Shareholder who has not received a copy of the 2005 Annual Report to Shareholders and wishes to do so should contact the Company's Secretary by mail at the address set forth on the Notice of Annual Meeting or by telephone at (212) 645-4500.

FORM 10-K

The Company will provide, without charge, to each Shareholder as of the Record Date, on the written request of the Shareholder, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including the financial statements and schedule, as filed with the SEC. Shareholders should direct the written request to the Company's Secretary, at Guideline, Inc., 625 Avenue of the Americas, New York, NY 10011.

REQUIREMENTS FOR SUBMISSION OF
SHAREHOLDER PROPOSALS AND
OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a Shareholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2007 Annual Meeting, the proposal must be received by us at our principal executive offices at 625 Avenue of the Americas, New York, NY 10011 by January 9, 2007 (or, if the 2007 Annual Meeting is called for a date not within 30 calendar days before or after June 8, 2007, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of the Secretary of the Company and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Although the Company knows of no items of business which will be presented at the 2006 Annual Meeting other than those described herein, proxies in the accompanying form will confer discretionary authority to the proxy agents with respect to any other matters which may come before the meeting to the extent permitted by the applicable rules of the SEC. In this regard, the Company intends to avail itself, until further notice, of the provisions of Rule 14a-4(c)(1) which grants the proxy agents discretionary authority to vote on any shareholder proposals presented at the meeting of which the Company has not received notice at least 45 days before the date on which the Company first mailed its proxy materials for last year's Annual Meeting. The Company received no notice of any shareholder proposal by such date (i.e. March 27, 2005).

FOR THE BOARD OF DIRECTORS

/s/ Peter Stone
Peter Stone
Chief Financial Officer and Secretary

Appendix A

CHARTER OF THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
GUIDELINE, INC.

Purpose

The Audit Committee is appointed by the Board of Directors (the “Board”) of Guideline, Inc. (the “Company”) to assist the Board in overseeing (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditors.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement, or, if the Company does not file a proxy statement, in the Company’s Annual Report on Form 10-K.

Management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange (“AMEX”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. Each member of the Audit Committee must be able to read and understand financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee must be “financially sophisticated” as such term is defined in Section 121B(2)(a)(ii) of the AMEX Company Guide.

Meetings

The Audit Committee shall meet as often as it determines to be necessary, but not less frequently than quarterly. The Audit Committee shall have the right to meet separately, as it deems appropriate, on a periodic basis with management, the internal auditor, if any, and the independent auditor. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee shall have the sole authority to approve all audit engagement fees and terms, as well as non-audit engagements with the independent auditors. The Audit Committee shall be directly responsible for the oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor. The registered public accounting firm shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee may delegate to one or more designated members of the Audit Committee authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to engage independent counsel or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, (i) for payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) for payment of compensation to any advisors employed by the Audit Committee, and (iii) for payment of ordinary administrative expenses of the Audit Committee.

The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

2.
Recommend to the Board whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K and whether the quarterly financial statements should be included in the Company’s Quarterly Report on Form 10-Q.

3.
Discuss and review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any actions taken in light of material control deficiencies.

4.	Review reports from the independent auditor regarding:

a)	All critical accounting practices to be used.

b)
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with the independent auditors and/or management:

a)	All critical accounting policies and practices to be used and significant financial reporting issues.

b)
All alternative treatments of financial information within generally accepted accounting principles including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c)	The effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

d)
The type and presentation of information to be included in earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.
Discuss with the independent auditor any difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, accounting adjustments that were noted or proposed by the auditor but were passed, any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engaged, any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company, and the responsibilities, budget and staffing of the Company’s internal audit function, if any.

8.
Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Annual Report on Form 10-K and Quarterly Report on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

9.
Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (c) all relationships between the independent auditor and the Company.

10.	Evaluate the qualifications, performance and independence of the independent auditor, including a review and evaluation of the lead partner of the independent auditor.

11.	Ensure the rotation of the audit partners as required by law.

12.	Set clear hiring policies for the Company’s hiring of employees or former employees of the independent auditor.

Oversight of the Company’s Internal Audit Function, If Any

13.
To the extent the Company elects to maintain an internal audit function, review the appointment and replacement of the senior internal auditing executive, review the significant reports to management prepared by the internal auditing department and management’s responses, and review with the board any issues that arise with respect to the performance of the internal audit function.

Compliance Oversight Responsibilities

14.
Discuss with the independent auditor whether, in the course of conducting their audit, it detected or otherwise became aware of information indicating that an illegal act (whether or not perceived to have a material effect on the Company’s financial statements) has or may have occurred, and if so, the actions taken by the independent auditors in accordance with Section 10A(b) of the Exchange Act.

15.
Obtain reports from management, the Company’s senior internal auditing executive (if any) and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements. Review reports and disclosures of insider and affiliated party transactions.

16.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

17.	Discuss with the Company’s legal counsel matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Appendix B

GUIDELINE, INC.
2003 STOCK INCENTIVE PLAN

1.  Purpose. The purpose of the Guideline, Inc. 2003 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

2.  Shares Subject to The Plan. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,500,000 shares. Shares that have been (a) reserved for issuance under Options which have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

3.  Eligibility. ISO’s (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company.

4.  Administration.

4.1 Committee Authority. This Plan will be administered by the Committee or by the Board. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a)	select persons to receive Awards;

(b)	determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

(c)	determine the vesting, exerciseability and payment of Awards;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(e)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(f)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(g)	construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(h)	grant waivers of Plan or Award conditions;

(i)	determine whether an Award has been earned;

(j)	accelerate the vesting of any Award; and

(k)	make all other determinations necessary or advisable for the administration of this Plan.

(l)
If permitted by applicable laws, the Committee may authorize one or more officers (the "Authorized Officers"), in addition to the Board or Committee, to grant options under the plan to eligible persons who are (i) not then "covered employees," within the meaning of Section 162(m) of the code and are not expected to be "covered employees" at the time of recognition of income resulting from such award and (ii) not then subject to Section 16 of the Exchange Act. The Committee may revoke the authority of the Authorized Officers at any time.

The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

5.  Stock Options. The Committee and, to the extent applicable, the Authorized Officers, may grant Options to eligible persons and will determine whether such Options will be intended to be "Incentive Stock Options" within the meaning of Section 422 of the Code or any successor section thereof ("ISO’s") or nonqualified stock options (options not intended to qualify as incentive stock options)("NQSO’s"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Exercise Period. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee or, to the extent applicable, the Authorized Officers, as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.3 Exercise Price. The Exercise Price of an Option will be determined by the Committee or, to the extent applicable the Authorized Officers, when the Option is granted and may be greater, less than, or equal to the Fair Market Value, of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.

5.4 Date of Grant. The date of grant of an Option will be the date on which the Committee or, to the extent applicable the Authorized Officers, makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement"), stating, among other things, the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such other representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company (which need not be the same for each Participant), together with payment in full of the Exercise Price for the number of Shares being purchased. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

5.6 Termination of Employment. Unless otherwise expressly provided in an Award Agreement or otherwise determined by the Committee, exercise of an Option will always be subject to the following:

a.
If the Participant is Terminated for any reason other than death, Disability or voluntary Termination by the Participant, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

b.
If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

c.
Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is Terminated for Cause or there is a voluntary Termination by the Participant, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be en-titled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services ren-dered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination in the case of a For Cause Termination, the Committee shall give the Participant an opportunity to present to the Committee evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is terminated in the case of a for Cause Termination.

d.	If the Participant is not an employee or a director, the Award Agree-ment shall specify treatment of the Award upon Termination.

5.7 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO’s are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code. If the Fair Market Value of Shares on the date of grant with respect to which ISO’s are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO’s and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO’s. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be sub-ject to ISO’s, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, (i) except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted and (ii) except pursuant to the provisions of Section 18 of the Plan, Options issued hereunder will not be repriced, replaced or regranted through cancellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company’s Stockholders. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

5.9 Limitations on Exercise. The Committee may specify a reasonable mini-mum number of Shares that may be purchased on any exercise of an Option, provided that such mini-mum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO’s will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

5.11 Lapsed Grants. Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (i) the lapse was the result of the Company’s inability to timely execute the exercise of an option award and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

6.  Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Par-ticipant) as the Committee will from time to time approve, and shall comply with and be subject to the terms and con-ditions of this Plan. The offer of Restricted Stock shall be accepted by the Par-ticipant's exe-cution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company not later than thirty (30) days after the date the Restricted Stock Purchase Agree-ment is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Re-stricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 8 of this Plan.

6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon com-pletion of a specified number of years of service with the Company or upon completion of the per-formance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agree-ment. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned and such determination shall be conclusive. Performance Periods may overlap and Participants may participate simul-taneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.4 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

"Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of _______, between Guideline, Inc., and ____________. A copy of such Agreement is on file at the principal executive offices of Guideline, Inc.”

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

6.5 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

7. Stock Bonuses.

7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual Performance Factors or upon such other criteria as the Committee may determine.

7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

8. Payment For Share Purchases.

8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participants Award Agreement and where permitted by law:

a.	by cancellation of indebtedness of the Company to the Participant;

b.
by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

c.
by tender of a promissory note (other than by directors or executive officers of the Company) having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;

d.	by waiver of compensation due or accrued to the Participant for services rendered;

e.
with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists: through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

f.	by "immaculate" exercise of the stock option by surrendering and canceling optioned shares themselves to pay the Exercise price to the Company; or

g.	by any combination of the foregoing or other method authorized by the Committee.

At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

9. Withholding Taxes.

9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Company may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in writing.

10. Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

11.	Transferability.

11.1  Non-Transferability of Options. No Option granted under the Plan shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such Option right shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in an Award Agreement at the time of grant or thereafter, that the Options (other than Incentive Stock Options) may be transferred to members of the Participant’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, as the case may be. For this purpose, immediate family means the Participant’s spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of Options made under this provision will not be effective until notice of such transfer is delivered to the Company.

11.2  Rights of Transferee. Notwithstanding anything to the contrary herein, if an Option has been transferred in accordance with Section 11.1 above, the Option shall be exercisable solely by the transferee. The Option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the Participant or Participant’s estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the Participant prior to the expiration of the right to exercise the transferred Option, the period during which the Option shall be exercisable will terminate on the date 12 months following the date of the Participant’s death. In no event will the Option be exercisable after the expiration of the exercise period set forth in the Award Agreement. The Option shall be subject to such other rules relating to transferees as the Committee shall determine.

12.  Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within three (3) months after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

13. Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14. Escrow; Pledge of Shares. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

15. Exchange And Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16. Securities Law And Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

18. Corporate Transactions.

18.1 Assumption or Replacement of Awards by Successor. If a Change-of-Control Event occurs:

(i)	the successor company in any Change-of-Control Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

(1) substitute equivalent Options or Awards or provide substantially simi-lar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards), or

(2) issue, in place of out-standing Shares of the Company held by the Participant, substantially similar shares or substantially similar other securities or substantially similar other pro-perty subject to repurchase restrictions no less favorable to the Participant.

(ii)
Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the con-summation of such event, they shall terminate at such time as determined by the Committee.

18.2 Other Treatment of Awards. Subject to any rights and limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event. Subject to Committee approval, Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other.

18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in con-nection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the sub-sti-tuted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

18.4 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

19. Adoption And Stockholder Approval. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").

20.  Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date of this Plan. The expiration of the Plan, however, shall not affect the rights of Participants under Options theretofore granted to them, and all unexpired Options and Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

21. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires such stockholder approval, or (ii) without the written consent of the Participant substantially alter or impair any Option or Award previously granted under the Plan. Notwithstanding the foregoing, if an Option has been transferred in accordance with the terms of this Plan, written consent of the transferee (and not the Participant) shall be necessary to substantially alter or impair any Option or Award previously granted under the Plan. Subject to the foregoing and the requirements of Code Section 162(m), the Board of Directors may without further action on the part of the stockholders of the Company or the consent of Participants, amend the plan, (a) to permit or facilitate qualification of Options thereafter granted under the Plan as ISO’s, and (b) to preserve the Company’s tax deduction under Code Section 162(m).

22. Effect of Section 162(m) of the Code. The Plan, and all Awards issued thereunder, will rely on all applicable exemptions from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

23. General.

23.1 Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant’s ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement. In addition, the Committee may, in its discretion, provide in an Award Agreement that, in the event that the Participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the Participant will forfeit all rights under any Options that remain outstanding as of the time of such act and will return to the Company an amount of shares with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

23.2. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.

23.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

23.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person’s spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

23.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

23.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

23.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

23.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

23.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

23.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

23.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

23.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

23.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

   23.14. Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23.15 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

24.  Definitions. As used in this Plan, the following terms will have the following meanings:

"Affiliate" means any entity in which the Company has an ownership interest of at least 20%.

"Authorized Officers" has the meaning set forth in Section 4.1.

"Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

"Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

"Board" means the Board of Directors of the Company.

"Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

"Change-of-Control Event" means the occurrence of any one or more of the following events: (i) there shall have been a change in a majority of the Board of Directors of the Company within a two (2) year period, unless the appointment of a director or the nomination for election by the Company's stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such two (2) year period, or (ii) the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

"Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

"Common Stock" means the outstanding common stock, par value $0.0001 per share, of the Company, or any other class of securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

"Committee" means the Board, the Compensation Committee, the Stock Option Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors.

"Company" means Guideline, Inc., a New York corporation, or any successor corporation.

"Disability" or "Disabled" means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

"Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

a.
if such Common Stock is publicly traded and is then listed on a national securities exchange (i.e. The New York Stock Exchange), its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

b.
if such Common Stock is publicly traded and is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

c.
if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

d.
if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

"Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

"NASD Dealer" has the meaning set forth in Section 8(e).

"NQSO’s" has the meaning set forth in Section 5.

"Option" means an award of an option to purchase Shares pursuant to Section 5.

"Outside Director" means a person who is both (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

"Parent" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities ending with the Company if each of such corporations and other legal entities other than the Company owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, equity securities or other equity interests in one of the other corporations or other entities in such chain.

"Participant" means a person who receives an Award under this Plan.

"Performance Factors" means the factors selected by the Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

a.	Net revenue and/or net revenue growth;

b.	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

c.	Operating income and/or operating income growth;

d.	Net income and/or net income growth;

e.	Earnings per share and/or earnings per share growth;

f.	Total stockholder return and/or total stockholder return growth;

g.	Return on equity;

h.	Operating cash flow;

i.	Adjusted operating cash flow return on income;

j.	Economic value added;

k.	Successful capital raises;

l.	Individual confidential business objectives;

m.	Other factors deemed reasonable and appropriate by the Committee.

"Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

"Plan" means the Guideline, Inc. 2003 Stock Incentive Plan, as amended from time to time.

"Restricted Stock Award" means an award of Shares pursuant to Section 6.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 18, and any successor security.

"Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

"Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

"Ten Percent Stockholder" has the meaning set forth in Section 5.2.

"Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

"Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

"Vested Shares" means "Vested Shares" as defined in the Award Agreement.

Appendix C

AMENDMENT TO
GUIDELINE, INC.
2003 STOCK INCENTIVE PLAN

The following amendment is hereby made to the Guideline, Inc. (the “Company”) 2003 Stock Incentive Plan (the “Plan”):

Section 2 of the Company’s 2003 Stock Incentive Plan shall be amended by replacing the number “1,500,000”, which appears before the word “shares” in the first sentence of Section 2 of the Plan, with the number “2,750,000”.

The Plan was amended by the Board of Directors of Guideline, Inc. as of April 27, 2006.

Certification

The undersigned, being the Secretary of Guideline, Inc., a Delaware corporation, hereby certifies that the foregoing is a true and complete copy of Amendment to the 2003 Stock Incentive Plan as duly adopted by the Board of Directors of the Company on April 27, 2006, and that subject to approval by the shareholders of the Company at the next annual meeting of the shareholders of the Company said Amendment No. 1 is in full force and effect on the date hereof, without further amendment or modification.

/s/ Peter Stone
Secretary of Guideline, Inc.

C-1

GUIDELINE, INC. 625 Avenue of the Americas, New York, New York 10011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, acknowledging receipt of the proxy statement dated May 10, 2006 of Guideline, Inc., hereby constitutes and appoints David Walke and Peter Stone, and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned, to appear and vote all the shares of stock of Guideline, Inc., standing in the name of the undersigned on the books of said corporation on May 4, 2006 at the Annual Meeting of Shareholders of Guideline, Inc., to be held at the offices of Guideline, Inc., 625 Avenue of the Americas, New York City, New York, 10011, on June 9, 2006 at 10:00 a.m., New York City time, and any and all adjournments thereof.

When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR the following proposals, which are set forth in the Proxy Statement.

The Board of Directors recommends a vote FOR each of the Proposals.

The undersigned hereby directs this Proxy to be voted:

☒	Please mark votes as in this example.

1.	Election of Directors

☐	FOR all Nominees listed below	☐	WITHHOLD AUTHORITY, for ALL Nominees

		☐	FOR ALL Nominees
	David Walke,		EXCEPT For the individual(s) listed
	Andrew P. Garvin,		below (Instruction: To withhold
	Warren Struhl,		authority to vote for any individual nominee, please write
	Denise Shapiro,		in name on line below)
Brian Ruder, and
Regina Paolillo

2.	Ratification and approval of the amendment to the Company's 2003 Stock Incentive Plan to increase the number of authorized shares of Common Stock under the 2003 Plan from 1,500,000 shares to 2,750,000 shares.

☐FOR	☐AGAINST	☐ABSTAIN

3.	Ratification of the appointment of Deloitte & Touche LLP as Guideline Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

☐FOR	☐AGAINST	☐ABSTAIN

IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

Date:__________________________, 2006

Signature of Shareholder

(Signature if held jointly)

Note: Please sign exactly as your name appears hereon.  When shares are held by joint tenants, both should sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
IN THE ENCLOSED ENVELOPE